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                                                                    EXHIBIT 1.0

                            ___________ Shares(1)

                      Harrington West Financial Group, Inc.

                                  Common Stock

                                ($0.01 Par Value)

                          EQUITY UNDERWRITING AGREEMENT

                                                                October __, 2002

RBC Dain Rauscher Inc.
as the Representative of the Several Underwriters
  named in Schedule I hereto
c/o RBC Capital Markets
60 South Sixth Street
Minneapolis, MN  55402

Ladies and Gentlemen:

         Harrington West Financial Group, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company listed on Schedule II hereto (the "Selling Stockholders") severally propose to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representative (the "Representative"), an aggregate of _________ shares of the Company's Common Stock, $0.01 par value (the "Firm Shares"), of which _________ shares will be issued and sold by the Company and _______ shares will be sold by the Selling Stockholders. The Firm Shares to be sold by the Company shall include not less than _________ shares of Common Stock to be offered to the public (the "Non-Affiliate Shares") and up to _______ shares of Common Stock reserved for issuance to directors, employees or stockholders of the Company and the Los Padres Bank ("Affiliate Shares"). The respective amounts of the Firm Shares to be sold by the Selling Stockholders are set forth opposite their names on Schedule II hereto. The respective amounts of the Firm Shares to be purchased by the Underwriters, acting severally and not jointly, are set forth opposite their names in Schedule I hereto. The Representative may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the name of the Representative) and to amend the number of Firm Shares to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Shares listed on Schedule I shall equal ___________. The Company also proposes to sell at the Underwriters' option an aggregate of up to _______ additional shares of the Company's Common Stock (the "Option Shares") as set forth below. The Firm Shares and the

------------------
(1) Plus an option to purchase up to __________ additional shares to cover over-allotments.

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Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Underwriters as follows:

                  (a) A registration statement on Form S-1 (File No. 333-99031) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Act and the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Representative. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The date on which the Registration Statement becomes effective is hereafter referred to as the "Effective Date." "Prospectus" means the form of prospectus first filed with the Commission pursuant to Rule 424(b). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." As filed, the Prospectus shall contain all Rule 430A information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the date hereof or, to the extent not completed at the date hereof, shall contain only such specific additional information and other changes as the Company has advised the Representative, prior to the date hereof, shall be included or made therein.

                  (b) No order preventing or suspending the use of the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Company, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of the

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Underwriters expressly for inclusion in the Prospectus beneath the heading
"Underwriting" as set forth in Section 16 (such information referred to herein as the "Underwriters' Information"). As of the date that each Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Company to the Underwriters in connection with the offering and sale of the Shares), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to any Preliminary Prospectus or the Prospectus which has not been set forth in any Preliminary Prospectus, the Prospectus or such an amendment or supplement. Each Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

                  (c) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date (as defined herein) and, if applicable, the Option Closing Date (as defined herein), the Registration Statement and any post-effective amendment thereto
(A) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to the Underwriters' Information. At the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and at the date of any filing pursuant to Rule 424(b) and at all times when the Prospectus is required to be delivered in connection with offers and sales of the Shares, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to the Underwriters' Information. Since the date that the Registration Statement was filed with the Commission, no event has or will have occurred which should have been set forth in an amendment or supplement to the Registration Statement which has not then been set forth in such an amendment or supplement. The Registration Statement will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

                  (d) There are no contracts or documents that are required to be filed as exhibits to the Registration Statement which are not so filed, and such contracts and documents as are summarized in the Registration Statement or the Prospectus (or if the Prospectus is not in existence, in each Preliminary Prospectus) are fairly summarized in all material respects.

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                  (e)      This Agreement has been duly authorized, executed
and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has all such power, authority, authorization, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Shares to be sold by it hereunder. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Shares by the Company in accordance with such provisions and conditions have been validly and duly taken.

                  (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus (or if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. The Bank is a federally chartered stock savings bank. Each of the subsidiaries of the Company, as listed in Exhibit 21 to the Registration Statement (collectively, the "Subsidiaries"), has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its formation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus (if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, partnership, association, trust, limited liability company, joint venture or other entity other than the Subsidiaries. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are wholly owned by the Company (except that in the case of Los Padres Mortgage Company LLC the Company owns 51% of the outstanding equity interest) free and clear of any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect, other than those described in the Registration Statement and the Prospectus (or if the Prospectus is not in existence, in each Preliminary Prospectus)(and in the case of Los Padres Mortgage Company LLC, contained in the Operating Agreement filed as an exhibit to the Registration Statement); and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding other than those described in the Registration Statement (including the exhibits thereto) and the Prospectus (or if the Prospectus is not in existence, in each Preliminary Prospectus).

                                      4

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         (g)      The Company is duly registered as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended ("HOLA"); each subsidiary of the Company that conducts business as a bank or trust company is duly authorized to conduct such business in each jurisdiction in which such business is currently conducted, except to the extent that the failure to be so authorized would not have a Material Adverse Effect and the deposit accounts of Los Padres Bank (the "Bank") are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") up to the maximum allowable limits thereof. No proceeding for the termination of such insurance is pending or, to the Company's knowledge, is threatened. Except as disclosed in the Prospectus (or if the Prospectus is not in existence, in each Preliminary Prospectus), neither the Company nor any Subsidiary is subject to any cease and desist order, written agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or it subject to any order or directive (other than orders or directives applicable to the banking or trust industry as a whole) by, or is a recipient of any extraordinary supervisory agreement letter from, or has adopted any board resolutions (other than board resolutions required by law or regulation and applicable to the banking or trust industry as a whole) at the request of, federal or state governmental authorities charged with the supervision or regulation of national banking associations, saving banks, banks, saving and loan companies or associations, bank holding companies or savings and loan holding companies or engaged in the insurance of bank deposits or other regulatory authority having jurisdiction over it (collectively, the "Regulators") which imposes any restrictions or requirements not generally applicable to entities of the same type as the Company and the Subsidiaries. Neither the Company nor any Subsidiary has been advised by any Regulator that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive or extraordinary supervisory letter or other directive to make any material change in the method of conducting the respective business and neither the Company nor any Subsidiary is contemplating (A) becoming a party to any such written agreement, memorandum of understanding, commitment letter or similar undertaking with any Regulator or (B) adopting any such board resolutions at the request of any Regulator.

         (h) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable. All offers and sales of the Company's Common Stock by the Company prior to the date hereof were at all relevant times registered under the Act or exempt from the registration requirements of the Act and were duly registered with or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws. The portion of the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; no preemptive or similar rights of stockholders exist with respect to any of the Shares to be sold by the Company hereunder or the issue and sale thereof; and none of such Shares to be sold by the Company hereunder, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

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                  (i)      The information set forth in the column entitled
"Actual" under the caption "Capitalization" in the Prospectus (except that the authorized capital stock of the Company as of the Closing Date shall be as set forth under the heading "As Adjusted" therein and except for subsequent issuances, if any, described therein and the issuance of Shares by the Company pursuant to this Agreement) is true and correct. All of the capital stock of the Company conforms to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus). The form of certificates for the Common Stock conforms to the corporate law of the jurisdiction of the Company's incorporation. Immediately after the issuance and sale of the Shares to the Underwriters, no shares of preferred stock of the Company shall be issued and outstanding and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any existing or future right to acquire any shares of preferred stock of the Company. No holders of capital stock of the Company have rights to the registration of such securities under the Registration Statement that have not been waived or satisfied.

                  (j) The Company has not distributed and will not distribute any prospectus or other offering material (including, without limitation, content on the Company's website that may be deemed to be a prospectus or other offering material) in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act and Rules and Regulations to be distributed by the Company and reviewed by the Representative.

                  (k) No person has the right to request or require the Company or the Subsidiaries to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or register any securities for offering and sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

                  (l) A registration statement relating to the Common Stock has been declared effective by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is duly registered thereunder. The Shares have been approved for quotation on The Nasdaq National Market subject to official notice of issuance.

                  (m) The consolidated financial statements, including the notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) with respect to the Company and the Subsidiaries comply with the Act and the Rules and Regulations and present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and stockholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected consolidated financial data concerning the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) comply in all material respects with the Act and the Rules and Regulations, present fairly the information

                                      6

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set forth therein, have been derived from the financial statements or operating records of the Company and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiaries in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) is accurate in all material respects, complies in all material respects with the Act and the Rules and Regulations, has been derived from the financial statements or operating records of the Company, presents fairly the information shown therein, and to the extent applicable has been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus).

                  (n) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The books, records and accounts and systems of internal accounting controls of the Company and its Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the Exchange Act.

                  (o) Deloitte & Touche LLP, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries, including the notes thereto, included in the Registration Statement and Prospectus, is an independent public accountant with respect to the Company and the Subsidiaries, as required by the Act and the Rules and Regulations.

                  (p) No charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have, individually or in the aggregate with other unfavorable decisions, rulings or findings, a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or would have a Material Adverse Effect or which is required to be disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and is not so disclosed.

                  (q) No labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent which would, individually or in the aggregate with other disputes, have a Material Adverse Effect or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor

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dispute by the employees of any of its principal suppliers, customers or contractors which would have, individually or in the aggregate with other disputes, a Material Adverse Effect.

                  (r) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and necessary to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the material leases under which the Company or the Subsidiaries hold real or personal property are valid and existing leases, enforceable against the parties thereto, and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any material leases.

                  (s) The Company and the Subsidiaries have filed all Federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due, except such as are being contested in good faith and for which an adequate reserve for accrual has been established in accordance with generally accepted accounting principles in the United States or where the failure to so timely and properly prepare and file would not have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any tax deficiency which has been or might be assessed against the Company or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have, individually or in the aggregate, a Material Adverse Effect. All tax liabilities have been adequately provided for in the financial statements of the Company. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement by the Company or the issuance or sale by the Company of the Shares.

                  (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), except as otherwise stated therein:

                           (A)     neither of the Company nor any of the
Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which, individually or in the aggregate, has a Material Adverse Effect;

                           (B)     neither of the Company nor any of the
Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, which are material, individually or in the aggregate, to the condition (financial or otherwise), business, prospects or results of operations of the Company

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and the Subsidiaries on a consolidated basis;

                           (C)      the Company has not declared or paid any
dividend (other than its regular quarterly dividend), and neither of the Company nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings;

                  (D) there has not been any change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Company or the Subsidiaries; and

                  (u) Neither of the Company nor any of the Subsidiaries is in breach or violation of its corporate charter, articles of incorporation, by-laws or other governing documents in any material respect. Neither of the Company nor any of the Subsidiaries is, and to the knowledge of the Company no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit (as herein defined) or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default would have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect and to the knowledge of the Company, no other party has asserted that the Company or any of the Subsidiaries is in such violation, breach or default, or (B) any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties the breach, violation or default of which would have, individually or in the aggregate with other breaches, violations or defaults, a Material Adverse Effect.

                  (v) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) (including, without limitation, the issuance and sale of the Shares by the Company and the use of proceeds to the Company from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Shares issued and sold by the Company to the Underwriters pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the corporate charter, articles of incorporation, by-laws or other governing documents of the Company or the Subsidiaries, (B) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit (as herein defined) or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (C) any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or

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instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have, either individually or in the aggregate, a Material Adverse Effect.

                  (w) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities' Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (x) The Company and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. All such Permits are in full force and effect and each of the Company and the Subsidiaries is in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Company nor any of the Subsidiaries have received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

                  (y) The Company and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and neither the Company nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and the Company does not know of any basis for any such infringement or conflict which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (z) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders, except as set forth in the Registration Statement.

                  (aa) The Company has not taken, directly or indirectly, any action designed to result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of the Rules and Regulations, including, but not limited to, Regulation M of the Exchange Act, and the Company is not aware of any such action taken or to be taken by any affiliate of the Company. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq Stock Market in accordance with Regulation M under the Exchange Act.

                  (bb) The Company is not and does not intend to conduct business in a manner in which would cause it to become, an "investment company," an entity "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended or the Investment Advisers Act of 1940, as amended.

                  (cc) Neither the Company nor any Subsidiary has any liability under any "pension plan", as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In addition, (A) the employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries (the "Employee Plans") have been operated in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations, (B) no reportable event under Section 4043(c) of ERISA has occurred with respect to any Employee Plan of the Company or any of the Subsidiaries for which the reporting requirements have not been waived by the Pension Benefit Guaranty Corporation, (C) no prohibited transaction under Section 406 of ERISA, for which an exemption does not apply, has occurred with respect to any Employee Plan of the Company or any of the Subsidiaries and (D) all Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code, except to the extent such noncompliance, reportable event or prohibited transaction would not have, individually or in the aggregate, a Material Adverse Effect. There are no pending or, to the knowledge of the Company, threatened, claims by or on behalf of any Employee Plan, by any employee or beneficiary covered under any such Employee Plan or by any governmental authority, or otherwise involving such Employee Plans or any of their respective fiduciaries (other than for routine claims for benefits).

                  (dd) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (ee) Neither the Company nor any of the Subsidiaries has sent or received any written notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), or filed as an exhibit to the Registration Statement, and no such termination has been threatened in writing by the Company, any Subsidiary or any other party to any such contract or agreement.

                  (ff) The Company and the Subsidiaries maintain insurance covering their properties, personnel and business, which insurance insures against such losses and risks as, in the judgment of the executive officers of the Company, are adequate to protect in all material respects the Company and the Subsidiaries and their businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures shall have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and shall be outstanding and duly in force on the Closing Date (as defined herein) and, if applicable, the Option Closing Date (as defined herein) with such exceptions as would not have a Material Adverse Effect. There are no claims by the Company or any Subsidiary under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

                  (gg) The Company and the Subsidiaries have complied in all material respects with all foreign, federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) and as currently being conducted. Neither the Company nor any non-banking Subsidiary engages directly or indirectly in any activity prohibited by the Office of Thrift Supervision (the "OTS") or the HOLA or the regulations promulgated thereunder.

                  (hh) Each of the contracts, agreements and instruments material to the condition (financial or otherwise), business, prospects or results of operations of the Company and its Subsidiaries on a consolidated basis, or listed, described, or attached as an exhibit to the Registration Statement as filed with the Commission is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiaries and the other parties thereto, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (ii) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, stockholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) which is not adequately described therein.

                  (jj) Except as described in the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), there are no contractual encumbrances or restrictions or requirements or material legal restrictions or requirements required to be described therein, on the ability of the Subsidiaries, (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company. Except as described in the Prospectus (or, if the Prospectus is not in existence, in each

Preliminary Prospectus), there are no restrictions, encumbrances or requirements affecting the payment of dividends or the making of any other distributions on any of the capital stock of the Company.

                  (kk) To the knowledge of the Company, except as described in the Registration Statement and except as would not have, singly or in the aggregate, a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances known to the Company that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws. Except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus) or as would not have, individually or in the aggregate, a Material Adverse Effect, none of the property owned or leased by the Company or any of the Subsidiaries or their predecessors is contaminated with any Hazardous Materials, and neither the Company nor any of the Subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq.

                  (ll) The Company and the Subsidiaries have properly administered all accounts for which they act as a fiduciary, including but not limited to accounts for which they serve as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law, except where the failure to be in compliance would not have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary nor any of their directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

                  (mm) No report or application filed by the Company or any of its Subsidiaries with the OTS or the FDIC, or any other Regulator, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the OTS or the FDIC, or such other Regulator, as the case may be.

                  (nn) Neither the Company nor any Subsidiary has any agreement or understanding with any person (A) concerning the future acquisition by the Company or the Bank of a controlling interest in any entity or (B) concerning the future acquisition by any person of a controlling interest in the Company or any Subsidiary, in either case that is required by the Act or the Rules and Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

                  (oo) The information contained in the Registration Statement and the Prospectus regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Act and the Exchange Act were made by the Company on a reasonable basis and reflect the Company's good faith belief and/or estimate of the matters described therein.

                  (pp) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Affiliate Shares in any jurisdiction where the Affiliate Shares are being offered (except such additional steps as may be required by the Commission, the NASD or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws). The Company has not offered, or caused any Underwriter or any of its affiliates to offer, Shares of the Company to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company in order to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         For purposes of this Agreement, references to the knowledge of the Company mean the actual knowledge of each person who is a director or executive officer of the Company or either of its Significant Subsidiaries (as defined in Section 8(b)(i) of this Agreement).

                  2.       REPRESENTATIONS AND WARRANTIES OF THE SELLING
         STOCKHOLDERS.

                  Each Selling Stockholder severally, and not jointly, represents and warrants to each of the Underwriters as follows:

                  (a) Such Selling Stockholder now has and at the Closing Date (as defined herein) will have good, valid and marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or similar right, stockholder's agreement, voting trust, community property right, claim or defect in title whatsoever (other than those imposed by the Act and the state securities or Blue Sky laws of certain jurisdictions), and full legal right, power and authority (corporate or otherwise) to effect the sale and delivery of such Shares; and upon the delivery of, against payment for, such Shares pursuant to this Agreement, the Underwriters will acquire good, valid and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or similar right, stockholder's agreement, voting trust, community property right, claim or defect in title whatsoever (other than those imposed by the Act and the state securities or Blue Sky laws of certain jurisdictions). Other than as created hereby, there are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Stockholder at any time to transfer any Shares to be sold hereunder.

                  (b) All authorizations, approvals, consent and orders necessary for the execution and delivery by such Selling Stockholder of the Selling Stockholder's Power of Attorney ("Power of Attorney") and the Letter of Transmittal and Custody Agreement ("Custody Agreement"), the execution and delivery by such Selling Stockholder of this Agreement, and the sale and delivery of those Firm Shares to be sold by such Selling Stockholder under this Agreement have been obtained and are in full force and effect (however, such Selling Stockholder makes no representation as to any of the same required from the NASD or under state securities and Blue Sky laws) and this Agreement, the Power of Attorney and the Custody Agreement each have been duly authorized, executed and delivered by each Selling Stockholder and is a legal, valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

                  (c) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation by such Selling Stockholder of the transactions herein and therein contemplated and the fulfillment by such Selling Stockholder of the terms hereof and thereof (including any Hold-Back Agreement (as defined in Section 5(l)) executed by the Selling Stockholder) will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, or constitute an event which with giving of notice, lapse of time or both would constitute a breach of or default under (i) organizational documents of such Selling Stockholder, if not an individual, or (ii) any provision of any license, indenture, mortgage, deed of trust, note, loan or credit agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder's properties may be bound or affected, or (iii) of any decree, judgment, order, federal, state, local or foreign law, including federal or state securities laws, rule or regulation applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                  (d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Shares and such Selling Stockholder is not aware of any such action taken or to be taken by affiliates of such Selling Stockholder and, other than as permitted by the Act, the Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

                  (e) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or any of the Subsidiaries; and the sale of the Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement.

                  (f) The information in the Registration Statement and any amendments thereto, as specifically refers to such Selling Stockholder, do not and will not, as the case may be, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such information in each Preliminary Prospectus and the Prospectus or any amendment or supplement thereto does not and will not, as the case may be, in each case as of the applicable filing date and at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g)      Each of such Selling Stockholder's
Attorneys-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificates referred to in Section 8 on behalf of such Selling Stockholder, to authorize the delivery of those Firm Shares to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Firm Shares or a stock power or powers with respect thereto, to accept payment therefore, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

                  (h) Certificates in negotiable form for all Firm Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and thereunder; such Firm Shares are, to such Selling Stockholder's knowledge, validly issued, fully paid and non-assessable.

                  (i) There is not pending or threatened against such Selling Stockholder any action, suit or proceeding (or circumstances that may give rise to the same) which (i) questions the validity of this Agreement, the Custody Agreement, the Power of Attorney or of any action taken or to be taken by such Selling Stockholder pursuant to or in connection with any of the foregoing or (ii) is required to be disclosed in the Registration Statement and the Prospectus which is not so disclosed and such proceedings which are summarized in the Registration Statement and the Prospectus, if any, are accurately summarized in all material respects.

                  (j) No stamp duty or similar tax is payable by or on behalf of any Underwriter in connection with (i) the sale of the Firm Shares to be sold by such Selling Stockholder, (ii) the purchase by the Underwriters of the Firm Shares to be sold by such Selling Stockholder, (iii) the consummation by such Selling Stockholder of any of its obligations under this Agreement, the Custody Agreement or the Power of Attorney.

                  (k) Such Selling Stockholder does not have any registration rights or other similar rights with respect to any securities of the Company which are not satisfied by the registration contemplated by the Registration Statement, and such Selling Stockholder does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other stockholder of the Company.

                  (l) Except as indicated in the Information Statement prepared by such Selling Stockholder and previously provided to the Company and the Representative, neither such Selling Stockholder nor to the knowledge of such Selling Stockholder any associate of such Selling Stockholder is affiliated with any firm directly or indirectly engaged in the securities business as a broker or dealer, as an employee acting in any capacity (including that of an officer or registered representative), as a director or partner, or as an equity investor or debt investor, excluding for this purpose
(i) any ownership of debt arising as a result of trading activities and (ii) any investment in publicly traded securities of corporations that themselves have investments in firms in the securities business provided such Selling Stockholder's ownership of such publicly traded securities does not exceed 5% of such class.

                  (m) Such Selling Stockholder has not since the filing of the initial Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, Common Stock, or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except for the sale of the Firm Shares by the Selling Stockholders to the Underwriters under this Agreement and except as otherwise permitted by law).

                  (n) Such Selling Stockholder, if an individual, is 18 years of age or older, is of sound mind, and is not presently adjudged to be incompetent or otherwise to lack the capacity to contract. No legal guardian has been appointed for such Selling Stockholder.

                  (o) Any list or other statement or information set forth in the Power of Attorney, Custody Agreement, Information Statement prepared by the Selling Stockholder, this Agreement or in any certificate or other instrument delivered by the Selling Stockholder pursuant to the Power of Attorney, Custody Agreement, Information Statement or this Agreement, shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters and shall be deemed to be a part of this Section 2 and incorporated herein by reference.

         3.       PURCHASE, SALE AND DELIVERY OF THE SHARES.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth,
(i) the Company agrees to issue and sell to the Underwriters _____ Firm Shares (including Non-Affiliate Shares and Affiliate Shares), (ii) each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters the number of Firm shares set forth opposite such Selling Stockholder's name on
Schedule II, and (iii) each Underwriter agrees, severally and not jointly, to purchase in the amounts set forth their respective names on Schedule I, at a price of $_____ per share, the Non-Affiliate Shares from the Company and the Firm Shares from the Selling Stockholders and, at a price of $_____ per share, the Affiliate Shares from the Company. Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two (2) business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company or the Selling Stockholders, as applicable. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company and the Selling Stockholders agree to make such certificates available for inspection at least twenty-four (24) hours prior to the Closing Date or the Option Closing Date, as the case may be, at the office of DTC or its designated custodian.

                  (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Stockholders have been placed in custody with Mellon Investor Services LLC as custodian (the "Custodian") pursuant to the Custody Agreement executed by each Selling Stockholder for delivery of all Shares to be sold hereunder by the Selling Stockholders. Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for the Selling Stockholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminable by any act or deed of the Selling Stockholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Stockholder or the dissolution of a corporate Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

                  (c) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the shares to be sold by it and to an account designated by the Custodian for the shares to be sold by the Selling Stockholders, in each case against delivery of certificates therefor to the Representative for the several accounts of the

Underwriters. Such payment and delivery are to be made through the facilities of the Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as the Representative and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

                  (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase the Option Shares at the price per share as set forth in Section 3(a). The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as the Representative of the several Underwriters, giving notice to the Company, setting forth the number of Option Shares as to which the Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by the Representative in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as the Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Company against delivery of certificates therefor through the facilities of the Depository Trust Company, New York, New York.

                  (e) If on the Closing Date any Selling Stockholder fails to sell the Firm Shares which such Selling Stockholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents the Firm Shares which such Selling Stockholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representative.

         4.       OFFERING BY THE UNDERWRITERS.

                  The Company and the Selling Stockholders are advised by the Representative that the several Underwriters will make a public offering of the Firm Shares as soon the Representative deems it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price, and on the other terms and conditions, set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer them to the public on the foregoing terms.

                  It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

                  The Underwriters may reserve and sell such of the Shares purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

         5.       COVENANTS OF THE COMPANY.

                  The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will (i) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations; (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                  (b) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company in violation of the Rules and Regulations, including, but not limited to, Regulation M of the Exchange Act, and the Company's not aware of any such action taken or to be taken by any affiliate of the Company.

                  (c)      The Company will advise the Representative promptly
(i) when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) of receipt of any comments from the Commission; (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (d) The Company will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will file no such amendment or supplement to which the Representative has reasonably objected in writing.

                  (e) The Company will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

                  (f) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representative may reasonably request.

                  (g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

                (h) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Representative in writing when such statement has been so made available.

                (i) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

                (j) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representative; provided, that this provision will not restrict the Company from awarding options to purchase its Common Stock pursuant to employee benefit plans as described in the Prospectus.

                (k) The Company will use its best efforts to list, subject to notice of issuance, the Shares on The Nasdaq National Market and maintain the Shares for a period of five years on The Nasdaq Stock Market.

                (l) The Company has caused each officer and director and each stockholder owning one percent or more of the Common Stock of the Company to furnish to the Representative, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company, or any other securities exchangeable or exercisable for Common Stock of the Company or derivative of Common Stock of the Company owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 180 days after the effective date of the Registration Statement, directly or indirectly, except with the prior written consent of the Representative ("Hold-Back Agreements").

                (m) The Company shall apply the net proceeds of its sale of the Shares as described under the heading "Use of Proceeds" in the Prospectus and shall report with the

Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                (n) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

                (o) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                (p) The Company will furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications (financial or otherwise) supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange and (iii) such other public information as the Underwriters may reasonably request regarding the Company and its Subsidiaries, in each case, to the extent not available to the Underwriters electronically and at no cost from the Commission, NASD or other securities exchange.

                (q) Prior to the Closing Date, neither the Company nor any Selling Stockholder will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or its Subsidiaries, on the financial condition, results of operations, business, properties, assets or liabilities of the Company or its Subsidiaries, or the offering of the Shares, without the prior written consent of the Representative.

                (r) The Company will advise the Representative promptly of any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, in each Preliminary Prospectus), or filed as an exhibit to the Registration Statement, or of any threatened termination (written or oral) by the Company, any Subsidiary or any other party to any such contract or agreement.

        6.      COVENANTS OF THE SELLING STOCKHOLDERS.

                Each of the Selling Stockholders covenants and agrees with each of the Underwriters that:

                (a) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                (b) Such Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company in violation of the Rules and Regulations, including, but not limited to, Regulation M of the Exchange Act, and the Selling Stockholder is not aware of any such action taken or to be taken by any affiliate of the Selling Stockholder.



        7.      COSTS AND EXPENSES.

                The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Stockholders; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, the Underwriters' Selling Memorandum and the Underwriters' Invitation Letters, if any, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements other than those of Underwriters' counsel except as set forth below) incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of The Nasdaq Stock Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, not to exceed $5,000 (assuming the Shares are listed on The Nasdaq National Market System), incurred in connection with (i) the qualification of the Shares under state securities or Blue Sky laws or (ii) the Blue Sky Survey and any supplements or amendments thereto. To the extent, if at all, that any of the Selling Stockholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Stockholder. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company and the Selling Stockholders pro rata. The Company also agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of directed shares of the Common Stock by the Underwriters to employees and persons having business relationships with the Company and any of the Subsidiaries.

                The Company and the Selling Stockholders shall not, however, be required to pay for any of the Underwriters expenses (other than those related to state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 13 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including all fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder in an amount not to exceed $100,000, in each case following reasonably detailed invoices therefor; but the Company and the Selling Stockholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

        8.      CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

                The obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date and the Option Closing Date, if any, of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their covenants and obligations hereunder and to the following additional conditions:

                (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Selling Stockholders, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

                (b) The Representative shall have received on the Closing Date and the Option Closing Date, if any, the opinions of Kelley Drye & Warren LLP, special counsel for the Company, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters (and stating that it may be relied upon by Silver, Freedman & Taff, LLP, as special counsel for the Underwriters) to the effect that:

                        (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered with the OTS as a savings and loan holding company under HOLA. The Bank is a federal savings bank existing under the laws of the United States of America. The deposit accounts at the Bank are insured by the FDIC up to the maximum amount provided by law, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of such counsel, threatened. The Company has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Bank and Harrington Wealth Management, Inc. (the "Significant Subsidiaries") is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as disclosed in the Prospectus; the Company and each of the Significant Subsidiaries is duly qualified to transact business in each jurisdiction where it owns or leases any material properties or conducts any material business; and all of the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company; and, to such counsel's knowledge, except as described in the Prospectus, the outstanding shares of capital stock of each of the Significant Subsidiaries are owned free and clear by the Company of any security interest, mortgage, pledge, lien, encumbrance, equity and claim; none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights pursuant to the laws of its jurisdiction of incorporation or its chartering documents of any security holder of such Subsidiary.

                        (ii) The Company has all requisite corporate power and authority to issue, sell and deliver the Shares to be issued, sold and delivered by it in accordance with and upon the terms and conditions set forth in this Agreement. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Shares has been validly taken. The Company has authorized and outstanding capital stock as set forth under in the column "Actual" the caption "Capitalization" in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares, are in due and proper form; the shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist under Delaware law or its chartering documents with respect to any of the Shares to be issued and sold by the Company to the Underwriters hereunder.

                        (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                        (iv) The Registration Statement has become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b) and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                        (v) The Company has all requisite corporate power to enter into and perform its obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforcement hereof may be limited by
(i) bankruptcy, insolvency, moratorium, reorganization, receivership, conservatorship or other similar laws relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of depository institution holding companies the accounts of whose subsidiaries are insured by the FDIC, or (ii) general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except to the extent that rights to indemnification and contribution under Section 10 hereof may be limited by state or federal securities laws or the policies underlying such laws.

                        (vi) To such counsel's knowledge, neither the Company nor any Subsidiary is in violation of, with or without notice or lapse of time or both, its corporate charter or by-laws. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (A) to such counsel's knowledge, result in the creation or imposition of any lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or any Significant Subsidiary, (B) do not and will not conflict with, or constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or any Significant Subsidiary or, to such counsel's knowledge, with any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which any of them or any of their respective properties may be bound, or (C) to such counsel's knowledge, do not and will not conflict with any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties which, in each case, would have a material adverse effect on the financial condition, business or results of operations of the Company and the Subsidiaries as a consolidated basis (other than state securities or Blue Sky laws, as to which such counsel need not express any opinion).

                        (vii) To such counsel's knowledge, no action, suit or proceeding at law or in equity is pending or threatened in writing against or affecting the Company or any Significant Subsidiary or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the consummation of this Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                        (viii) The Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements, notes to financial statements, financial tables and other tabular, financial and statistical data included therein or omitted therefrom and the Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and Rules and Regulations as of their respective dates of effectiveness.

                        (ix) The statements in the Registration Statement and the Prospectus summarizing the documents referred to therein (including, but not limited to, the exhibits filed in the Registration Statement), laws, statutes, rules and regulations fairly and correctly present in all material respects the information required to be presented by the Act or Rule and Regulations.

                        (x) There are no material legal restrictions or, to such counsel's knowledge, no contractual encumbrances or restrictions on the ability of the Company or any Subsidiary (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company,
(B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company, in each case, which are required to be described in the Prospectus but are not so described.

                        (xi) To such counsel's knowledge, the Company and each Subsidiary possesses all permits, consents, licenses, franchises and governmental and regulatory authorizations ("Permits") required to conduct their businesses as described in the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instance where the loss thereof or non-compliance therewith would not have a material adverse effect on the financial condition, business, or results of operations of the Company and the Subsidiaries on a consolidated basis.

                        (xii) To such counsel's knowledge, all offers and sales by the Company of its capital stock since __________, 1999 (three years prior to execution of this Agreement) were at all relevant times exempt from or complied with the registration requirements of the Act.

                        (xiii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                        (xiv) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act of 1940.

                In rendering such opinion, Kelley Drye & Warren LLP may rely (A) as to matters involving the application of any laws other than the laws of the United States, Delaware corporate law or New York law, to the extent such counsel deems proper and specified in such opinion, upon the opinion of counsel licensed to practice in such jurisdiction and (B) as to matters of fact, on certificates of responsible officers of the Company and the Bank and public officials. Whenever any opinion expressed herein with respect to any matter is qualified by the phrase "to such counsel's knowledge," "to the knowledge of such counsel" or "known to such counsel" such language indicates that (i) the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly in the specific transactions to which this opinion relates; (ii) such counsel has not undertaken any independent investigation with respect to such matter except as may be specifically set forth in such counsel's opinion; and (iii) no inference that such counsel has actual knowledge concerning such matter should be drawn from the fact of such counsel's representation of the Company and the Bank as special counsel or such counsel's expression of such opinion. For purposes of such opinion, no proceedings shall be deemed to be pending and no action shall be deemed to be instituted unless, in each case, a director or executive officer of the Company or the Bank shall have received a copy of such proceedings, order or action. For purposes of such opinion, no proceeding shall be deemed threatened unless the potential litigant or government authority has manifested to the directors or management of the Company or the Bank a present intention to initiate such litigation or proceedings. In addition, such opinion may be limited to present statues, regulations and judicial interpretations and to facts a they presently exist; in rendering such opinion, such counsel need assume no obligation to revise or supplement it should the present laws be changed by legislative or regulatory action, judicial decision or otherwise. Such counsel may assume that any agreement is valid and binding obligation of any parties to such agreement other than the Company or the Bank.

                Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Company, the Company's independent public accountants and the Representative and its counsel, at which conferences such counsel made inquiries of the Company's officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus. While such counsel has not confirmed the accuracy or completeness or otherwise verified the information contained in the Registration Statement or the Prospectus or any amendment or supplement thereto, and does not assume any responsibility for such information, except as set forth in such counsel's opinion, based upon such conferences and a review of corporate records of the Company as such counsel conducted in connection with preparation of the Registration Statement and Prospectus (relying as to materiality as to factual matters on certificates of officers and other factual representations by the Company), nothing has come to their attention that would lead them to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements, notes to financial statements, financial tables and other tabular, financial and statistical data included therein or omitted therefrom and the Underwriters' Information as to which such counsel need express no view), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, notes to financial statements, financial tables and other tabular, financial and statistical data included therein or omitted therefrom and the Underwriters' Information, as to which such counsel need express no view), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the Act, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date, and if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement required to be filed.

                (c) The Representative shall have received from Silver, Freedman & Taff, LLP, counsel for the Underwriters, an opinion dated the Closing Date and the Option Closing Date, if any, with respect to the formation of the Company, the validity of the Shares and other related matters as the Representative reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                (d) The Representative shall have received at or prior to the Closing Date from Silver, Freedman & Taff, L.L.P. a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have designated to the Company.

                (e) The Representative shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to you, of Deloitte and Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and the Prospectus.

                (f) The Representative shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Company's Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, if any, each of them severally represents as follows:

                        (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                        (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, if any;

                        (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

                        (iv) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment (provided that no certification will be made with respect to the Underwriters' Information); and

                        (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

                (g) The Company and the Selling Stockholders shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

                (h) The Firm Shares and Option Shares, if any, have been approved for designation upon notice of issuance on The Nasdaq National Market.

                (i) Each officer and director and each stockholder owning one percent or more of the Common Stock of the Company shall have furnished to the Representative the Hold-Back Agreement described in Section 5(l), which agreement shall be in full force and effect.

                (j) The Representative shall have received on the Closing Date the opinions of Kelley Drye & Warren LLP, special counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters (and stating that it may be relied upon by Silver, Freedman & Taff, LLP, as special counsel for the Underwriters) to the effect that:

                        (i) This Agreement has been duly authorized, executed and delivered on behalf of each Selling Stockholder.

                        (ii) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than as required by state securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Stockholder.

                        (iii) The Custody Agreement and the Power of Attorney executed and delivered by each Selling Stockholder is valid and binding.

                        (iv) To such counsel's knowledge, no consent, approval, authorization or order of any court, or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such as may be required under the Act or the Rules and Regulations or as may be required by NASD or under state securities and Blue Sky laws.

                        (v) To such counsel's knowledge, each Selling Stockholder owns the Shares being sold by such Selling Stockholder hereunder, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or other similar right, or other claim whatsoever.

                        (vi) Upon delivery of the certificates representing the Shares being sold by the Selling Stockholders and payment for such Shares by the Underwriters, the Underwriters (assuming that it is a bona fide purchaser within the meaning of the Uniform Commercial Code) will acquire marketable title to the Shares being sold by each Selling Stockholder on the Closing Date free and clear of any pledge, lien, encumbrance, security interest, mortgage or preemptive or other similar right.

                In rendering such opinion, Kelley Drye & Warren LLP may rely (A) as to matters involving the application of any laws other than the laws of the United States, Delaware corporate law or New York law, to the extent such counsel deems proper and specified in such opinion, upon the opinion of counsel licensed to practice in such jurisdiction and (B) as to matters of fact, on certificates of responsible officers of the Company and the Bank and public officials. Whenever any opinion expressed herein with respect to any matter is qualified by the phrase "to such counsel's knowledge," "to the knowledge of such counsel" or "known to such counsel" such language indicates that (i) the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly in the specific transactions to which this opinion relates; (ii) such counsel has not undertaken any independent investigation with respect to such matter except as may be specifically set forth in such counsel's opinion; and (iii) no inference that such counsel has actual knowledge concerning such matter should be drawn from the fact of such counsel's representation of the Selling Stockholders as special counsel or such counsel's expression of such opinion. In addition, such opinion may be limited to present statues, regulations and judicial interpretations and to facts a they presently exist; in rendering such opinion, such counsel need assume no obligation to revise or supplement it should the present laws be changed by legislative or regulatory action, judicial decision or otherwise. Such counsel may assume that any agreement is valid and binding obligation of any parties to such agreement other than the Selling Stockholders.

                The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Silver, Freedman & Taff, LLP, counsel for the Underwriters.

                If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company and the Selling Stockholders of such termination in writing on or prior to the Closing Date or the Option Closing Date, if any.

                In such event, the Company, the Selling Stockholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 7 and 10 hereof).

        9. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

                The obligations of the Company and the Selling Stockholders to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or, with respect to the Option Shares, the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

        10.     INDEMNIFICATION.

                (a)     The Company agrees:

                (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (1) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus or any Preliminary Prospectus, in light of the circumstances under which they were made), (3) the failure of any individual to pay for and accept delivery of the Affiliate Shares that such individual has indicated an intention to purchase as of the date of this Agreement, (4) the enforcement of this indemnification provision or the contribution provisions of Section 10(e) or (5) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (1), (2) or (3) above (provided, however, that the Company shall not be liable under this Section
(10)(a)(i) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with the Underwriters' Information; provided, further, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of an Underwriter (or of any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company may otherwise have to any such indemnified party.

                        (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

                (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, officers, employees, agents and counsel, the Selling Stockholders and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, employee, agent, counsel, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse upon demand any legal or other out-of-pocket expenses reasonably incurred by the Company or any such director, officer, employee agent, counsel, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not the Company or any such director, officer, employee agent, counsel, Selling Stockholder or controlling person is a party to any action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with the Underwriters' Information.

                (c) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Underwriters and each person, if any, who controls any Underwriter within the meaning of the Act and the Company and each director, officer, employee, agent and counsel of the Company, against any losses, claims, damages or liabilities to which such person or entity may become subject under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse upon demand any legal or other out-of-pocket expenses reasonably incurred by any Underwriter, any such control person, the Company or any such director, officer, employee agent or counsel, in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter, any such control person, the Company or any such director, officer, employee agent or counsel is a party to any action or proceeding; provided, however, that each Selling Stockholder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with the information provided to the Company by such Selling Stockholder for inclusion therein. In no event, however, shall the liability of any Selling Stockholder for indemnification under this Section 10(a) exceed the proceeds received by such Selling Stockholder from the Underwriters in the offering. This indemnity obligation will be in addition to any liability that the Company or Selling Stockholder may otherwise have.

                (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in
Section 10(a) or (b) or (c) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a) or (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Each indemnified party shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.

                        It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to
Section 10(a) or 10(c) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 10(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                (e) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under
Section 10(a) or (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the several Selling Stockholders and the several Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. In any case when the Company and/or the Selling Stockholders are the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and/or the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and/or the Selling Stockholders, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                        The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute any amount in excess of the proceeds received by such Selling Stockholder from the Underwriters in the offering. The Underwriters' obligations in this subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

                        For purposes of this Section 10(e), each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company or a Selling Stockholder within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company subject in each case to the preceding sentence. The obligations of the Company and Selling Stockholder's under this Section 10(e) shall be in addition to any liability which the Company and Selling Stockholder's may otherwise have and the obligations of the Underwriters under this Section 10(e) shall be in addition to any liability that the Underwriters may otherwise have.

                (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        11.     DEFAULT BY UNDERWRITERS.

                If on the Closing Date or the Option Closing Date, if any, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Stockholder), you, as the Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company and the Selling Stockholders or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Stockholders except to the extent provided in Section 10 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 11, the Closing Date or Option Closing Date, if any, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this
Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        12.     NOTICES.

                All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

        if to the Underwriters, to    RBC Dain Rauscher Inc.
                                      c/o RBC Capital Markets
                                      60 South Sixth Street
                                      Minneapolis, MN  55402
                                      Attention:     Wade Massad
                                                     Syndicate Director
                                                     Fax: (612) 371-2837
if to the Company to         Harrington West Financial Group, Inc.
                                    610 Alamo Pintado Road
                                    Solvang, California  93463
                                    Attention:     Craig J. Cerny
                                                   Chief Executive Officer
                                                   Fax: (913) 663-0185

        13.     TERMINATION.

                (a) This Agreement may be terminated by the Representative by notice to the Company and the Selling Stockholders at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, in the Representative's reasonable judgment, makes it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Representative's reasonable opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Representative's reasonable opinion has a material adverse effect on the securities markets in the United States; or (vii) either the Company or a Selling Stockholder shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 8 shall not have been fulfilled, when and as required by this Agreement (except that no termination may be made pursuant to this clause (vii) if the Selling Stockholder default relates to failure of a Selling Stockholder to deliver Shares and the Company is willing and able to deliver shares equal to the number such Selling Stockholder cannot deliver).

                (b) Notwithstanding anything to the contrary contained in this Agreement, any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 7 and Section 10 shall not in any way be affected by such termination or failure to carry out the terms of this Agreement or any part hereof.

        14.     EFFECTIVE DATE OF AGREEMENT.


                If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Representative when the Registration Statement becomes effective.

                If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. Minneapolis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriters shall release the Shares for initial public offering. The Representative shall notify the Company immediately after the Underwriters have taken any action which causes this Agreement to become effective.

                Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying the Representative, or by the Representative, on behalf of the several Underwriters, by notifying the Company, except that the provisions of Sections 7 and 10 shall at all times be effective.

        15.     SUCCESSORS.

                This Agreement has been and is made solely for the benefit of the Company, the Selling Stockholders and Underwriters and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

        16.     INFORMATION PROVIDED BY UNDERWRITERS.

                The Company, the Selling Stockholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information contained under the eighth, ninth and thirteenth paragraphs under the caption "Underwriting" in the Prospectus.

        17.     MISCELLANEOUS.

                The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or by and on behalf of any Selling Stockholder and (c) delivery of and payment for the Shares under this Agreement.

                This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

                This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

                     [remainder of page intentionally blank]

        If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

        Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.


                                 Very truly yours,

                                 Harrington West Financial Group, Inc.


                                 By
                                       ------------------------------------
                                       Craig J. Cerny
                                       Chief Executive Officer


                                 Selling Stockholders listed on Schedule II


                                 By
                                       ------------------------------------
                                       Attorney-in-Fact


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

As the Representative of the several Underwriters listed on Schedule I

RBC DAIN RAUSCHER INC.

By:
        ----------------------------
Name:
        ----------------------------
Title:
        ----------------------------

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                                        Number of Firm Shares
        Underwriter                                       to be Purchased
        -----------                                       ---------------
RBC Dain Rauscher Inc.
[Underwriter #2]
[Underwriter #3]
[Underwriter #4]

                                   SCHEDULE II

                        SCHEDULE OF SELLING STOCKHOLDERS


                                                     Number of Firm Shares
        Selling Stockholder                               to be Sold
        -------------------                               ----------
[Selling Stockholder #1]
[Selling Stockholder #2]
[Selling Stockholder #3]









                                                          ----------

               TOTAL
                                                          ----------

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES


Los Padres Bank, a Federal Savings Bank

Harrington Wealth Management Company, an Indiana Corporation

Los Padres Mortgage Company, LLC, a California LLC

Valley Oaks Financial Corporation, a California Corporation